WBI BullBear Yield 3000 ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 89.3%	Shares	Value
Automobiles & Components - 5.2%
Ford Motor Co. (a)	170,371	$1,708,821
Tesla, Inc. (b)	631	163,530
		1,872,351

Banks - 0.5%
JPMorgan Chase & Co.	739	181,277

Capital Goods - 0.6%
General Dynamics Corp.	787	214,520

Consumer Discretionary Distribution & Retail - 1.4%
Amazon.com, Inc. (b)	2,619	498,291

Consumer Durables & Apparel - 1.3%
PulteGroup, Inc.	4,426	454,993

Consumer Services - 4.3%
ADT, Inc.	190,229	1,548,464

Consumer Staples Distribution & Retail - 1.1%
Sysco Corp. (a)	5,458	409,568

Energy - 11.4%
APA Corp.	32,780	689,035
Exxon Mobil Corp.	1,218	144,857
Kinder Morgan, Inc.	31,236	891,163
ONEOK, Inc.	3,994	396,285
Schlumberger NV	5,690	237,842
Viper Energy, Inc.	38,812	1,752,362
		4,111,544

Financial Services - 6.9%
Berkshire Hathaway, Inc. - Class B (b)	548	291,854
Cboe Global Markets, Inc.	1,166	263,854
Interactive Brokers Group, Inc. - Class A	9,863	1,633,214
Mastercard, Inc. - Class A	220	120,587
Visa, Inc. - Class A (a)	433	151,749
		2,461,258

Food, Beverage & Tobacco - 4.5%
Kraft Heinz Co.	32,229	980,728
Mondelez International, Inc. - Class A	3,315	224,923
PepsiCo, Inc.	2,839	425,680
		1,631,331

Health Care Equipment & Services - 5.1%
CVS Health Corp.	3,583	242,748
Elevance Health, Inc. (a)	606	263,586
HCA Healthcare, Inc.	637	220,116
McKesson Corp.	568	382,258
Medtronic PLC	4,182	375,795
ResMed, Inc. (a)	1,012	226,536
UnitedHealth Group, Inc.	219	114,701
		1,825,740

Household & Personal Products - 1.2%
Kimberly-Clark Corp.	3,068	436,331

Industrials - 4.2%
United Parcel Service, Inc. - Class B	13,695	1,506,313

Insurance - 10.7%
Aflac, Inc.	4,602	511,696
First American Financial Corp.	22,433	1,472,278
Hartford Insurance Group, Inc.	2,106	260,575
Old Republic International Corp.	13,061	512,253
Primerica, Inc.	3,809	1,083,775
		3,840,577

Media & Entertainment - 2.2%
Comcast Corp. - Class A	11,502	424,424
Meta Platforms, Inc. - Class A	622	358,496
		782,920

Pharmaceuticals, Biotechnology & Life Sciences - 6.3%
Eli Lilly & Co.	217	179,223
Gilead Sciences, Inc.	3,729	417,834
Pfizer, Inc.	65,694	1,664,686
		2,261,743

Semiconductors & Semiconductor Equipment - 4.8%
Broadcom, Inc.	1,334	223,352
Lam Research Corp.	10,143	737,396
NVIDIA Corp.	7,029	761,803
		1,722,551

Software & Services - 3.3%
International Business Machines Corp.	1,486	369,509
Microsoft Corp.	2,166	813,094
		1,182,603

Technology Hardware & Equipment - 2.6%
Apple, Inc.	4,214	936,056

Telecommunication Services - 3.0%
AT&T, Inc.	38,441	1,087,111

Utilities - 8.7%
Ameren Corp.	2,055	206,322
Southwest Gas Holdings, Inc.	19,077	1,369,728
UGI Corp. (a)	46,610	1,541,393
		3,117,443
TOTAL COMMON STOCKS (Cost $32,016,303)		32,082,985

EXCHANGE TRADED FUNDS - 7.1%	Shares	Value
JPMorgan Nasdaq Equity Premium Income ETF (a)	26,078	1,350,318
ProShares S&P 500 High Income ETF	28,154	1,185,003
TOTAL EXCHANGE TRADED FUNDS (Cost $2,715,938)		2,535,321

SHORT-TERM INVESTMENTS - 14.1%		Value
Investments Purchased with Proceeds from Securities Lending - 14.1%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.46% (c)	5,058,847	5,058,847
TOTAL SHORT-TERM INVESTMENTS (Cost $5,058,847)		5,058,847

TOTAL INVESTMENTS - 110.5% (Cost $39,791,088)		39,677,153
Money Market Deposit Account - 3.0% (d)		1,099,512
Liabilities in Excess of Other Assets - (13.5)%		(4,840,708)
TOTAL NET ASSETS - 100.0%		$35,935,957
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company
PLC - Public Limited Company

(a)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $5,002,005 which represented 13.9% of net assets.
(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 2.47%.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

WBI BullBear Yield 3000 ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$32,082,985	$–	$–	$32,082,985
Exchange Traded Funds	2,535,321	–	–	2,535,321
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	5,058,847
Total Investments	$34,618,306	$–	$–	$39,677,153

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $5,058,847 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.